UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 3, 2009 (August 3, 2009)

Date of report (Date of earliest event reported)

ALLEGHENY ENERGY, INC.

(Exact name of registrant as specified in charter)

Maryland	1-267	13-5531602
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Cabin Hill Drive Greensburg, Pennsylvania	15601-1689
(Address of principal executive of offices)	(Zip code)

Registrant’s telephone number, including area code: (724) 837-3000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

The Description of Common Stock of Allegheny Energy, Inc. (the “Company”) set forth in Exhibit 99.1 and incorporated herein by reference is filed for the purpose of updating in its entirety the description of the Company’s Common Stock, par value $1.25 per share, contained in the Company’s Registration Statement on Form S-3 filed with the Securities and Exchange Commission on July 19, 1993 pursuant to the Securities Act of 1933, as amended (File No. 33-49791).

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Description of Common Stock

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLEGHENY ENERGY, INC.

By:	/s/ David M. Feinberg
Name:	David M. Feinberg
Title:	Vice President, General Counsel and Secretary

Dated: August 3, 2009

EXHIBIT INDEX

Exhibit No.	Description
99.1	Description of Common Stock